UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 16, 2003

The Allstate Corporation
(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
2775 Sanders Road, Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code (847) 402-5000

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99
  Registrant's press release dated July 16, 2003

Item 9. Regulation FD Disclosure

        The registrant is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)
By	/s/ SAMUEL H. PILCH
	Name:	Samuel H. Pilch
	Title:	Controller

July 16, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Registrant's press release dated July 16, 2003